Empiric 2500 Fund

Class A: EMCAX Class C: EMCCX

(the “Fund”)

October 26, 2018

The information in this Supplement amends certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated February 1, 2018, and should be read in conjunction with such SAI.

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Effective October 29, 2018, the Fund’s custodian is U.S. Bank National Association. Accordingly, the section of the Fund’s SAI entitled “CUSTODIAN” is hereby replaced with the following:

“Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Fund. The Custodian has custody of all securities and cash of the Fund. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.”

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated February 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-839-7424 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.